SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – June 3, 2010

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 3, 2010, The Bank of New York Mellon Corporation (the “Company”) entered into (i) a forward sale agreement dated June 3, 2010 (the “Forward Agreement”) with Goldman, Sachs & Co. (the “Forward Purchaser”) and (ii) an underwriting agreement dated June 3, 2010 (the “Underwriting Agreement”) by and among the Company, Goldman, Sachs & Co., as forward purchaser, and Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of the several underwriters listed therein (the “Underwriters”), relating to the public offering of 25,925,925 shares of its common stock (par value $0.01 per share).

Pursuant to the Underwriting Agreement, the Forward Purchaser will borrow and sell to the public through the underwriters shares of the Company’s common stock. The Company will not receive any proceeds from the sale of its common stock until settlement of the Forward Agreement, which is expected to occur not later than five months from the date of this offering. The Company intends to use any proceeds that it receives upon settlement of the Forward Agreement to consummate its acquisition of PNC’s Global Investment Servicing Inc. business or for general corporate purposes. Subject to certain exceptions, the Company has the right to elect physical, cash or net share settlement of the Forward Agreement.

The Underwriting Agreement and the Forward Agreement contain various representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement and the Forward Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement and the Forward Agreement, which are filed as Exhibits 1.1 and 10.1 respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

On June 3, 2010, the Company issued a press release announcing the public offering described in Item 1.01 of this Current Report on Form 8-K. On June 4, 2010, the Company issued a press release announcing it had priced the public offering. The Company’s press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description

1.1	Underwriting Agreement dated June 3, 2010 among The Bank of New York Mellon Corporation, Goldman, Sachs & Co., as forward purchaser, and Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of the underwriters listed therein.

10.1	Confirmation of Forward Sale Transaction dated as of June 3, 2010 between The Bank of New York Mellon Corporation and Goldman, Sachs & Co.

99.1	The Bank of New York Mellon Corporation Press Release dated June 3, 2010

99.2	The Bank of New York Mellon Corporation Press Release dated June 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: June 7, 2010	By:	/S/ ARLIE R. NOGAY
	Name:	Arlie R. Nogay
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement dated June 3, 2010	Filed herewith

10.1	Confirmation of Forward Sale Transaction dated as of June 3, 2010	Filed herewith

99.1	Press Release dated June 3, 2010	Filed herewith

99.2	Press Release dated June 4, 2010	Filed herewith